PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated July 13, 2023,
to
Prospectuses dated May 1, 2023
for
VUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

For Contracts applied for on or after August 21, 2023, the following five changes apply:

(1)The BenefitAccess Rider row of the PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES table in the FEE TABLE section is hereby deleted and replaced with the following.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed (Maximum)	Current
BenefitAccess Rider(1)(2) (Minimum and maximum cost of insurance charge per $1,000 of the Net Amount At Risk.) 2% Monthly Benefit Percentage: 4% Monthly Benefit Percentage:	Monthly	From $0.0021 to $14.74 From $0.037 to $22.11	From $0.0021 to $14.74 From $0.0037 to $22.11
Initial charge for a representative Contract Owner.(4) 2% Monthly Benefit Percentage: 4% Monthly Benefit Percentage:		$0.0114 $0.017	$0.0114 $0.017
(1)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, and Contract duration.
(2)The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.
(4)Representative insured is female, age 47, preferred best underwriting class, no ratings or extras, with a $250,000 Basic Insurance Amount.

(2)The BenefitAccess Rider paragraph under the Charges For Rider Coverage subsection, is hereby deleted and replaced with the following.
BenefitAccess Rider – We deduct a monthly charge for this rider, which provides an acceleration of the Death Benefit in the event the insured is Chronically Ill or Terminally Ill. The current charge for the 2% Monthly Benefit Percentage ranges from $0.0021 to $14.74 per $1,000 of rider Net Amount At Risk. The current charge for the 4% Monthly Benefit Percentage ranges from $0.0037 to $22.11 per $1,000 of rider Net Amount At Risk.
The current charge is based on the Basic Insurance Amount, Monthly Benefit Percent, and Contract duration, as well as the insured’s issue age, sex, and underwriting classification. Benefit Payments made under the Terminal Illness Option of this rider will incur a transaction charge of up to $150.

(3)The BenefitAccess Rider subsection, is hereby deleted and replaced with the following.
The BenefitAccess Rider provides for the acceleration of the Death Benefit in the event the insured is Chronically Ill, subject to certain eligibility requirements, and approval of the claim (“Chronic Illness Option”). This rider will also provide acceleration of all or part of the Death Benefit if the insured becomes Terminally Ill, subject to certain eligibility requirements and approval of the claim (“Terminal Illness Option”). This rider is only available at Contract issuance and there is a charge for this rider. You may terminate this rider at any time. Canceling this rider within 30 days of receiving it will cancel it from the start and we will refund an amount equal to any rider charges deducted. This rider is not available on Contracts that include the Enhanced Disability Benefit Rider or the Living Needs BenefitSM Rider.
Exercise of an accelerated Death Benefit option under this rider will cause a reduction in, or elimination of, the Contract’s Death Benefit, cash value, and loan value as described below under Impact Of Rider Benefits On Contract And Riders. Premiums or charges needed to keep the Contract in force will also be reduced based on the reduced Death Benefit. There may be adverse tax consequences in the event you accelerate the
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Death Benefit. See Tax Treatment Of Contract Benefits - BenefitAccess Rider paragraph.
This rider should be purchased for the purpose of providing Chronic Illness and Terminal Illness coverage. For Terminal Illness coverage only, consider the Living Needs BenefitSM Rider below.
Conditions For Eligibility Of Benefit Payments:
Terminal Illness Option
You are eligible to receive an accelerated benefit under this option subject to the following conditions:
(a)The Contract must be in force and the insured must be living;
(b)We must receive due proof of the insured's Terminal Illness and Written Certification from a Licensed Physician that the insured is Terminally Ill;
(c)We must receive authorization from the insured to obtain copies of any relevant medical records we may require; and
(d)You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract.
Your ability to receive an accelerated benefit under the Terminal Illness Option continues if you surrender your Contract for a fixed reduced paid-up contract. See Surrender Of a Contract.
Chronic Illness Option
You are eligible to receive accelerated benefits under this option subject to the following conditions:
(a)The Contract must be in force and the insured must be living;
(b)You must not have received a Benefit Payment under the Terminal Illness Option;
(c)We must receive due proof of the insured's Chronic Illness and Written Certification from a Licensed Health Care Practitioner that the insured is Chronically Ill;
(d)We must receive authorization from the insured to obtain copies of any relevant medical records that we require;
(e)You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract;
(f)Benefit Payments are expected to qualify for favorable tax treatment under the Internal Revenue Code Section 101(g)(1); and
(g)The Eligibility Period must be satisfied unless waived by us. The Eligibility Period will be waived if the following conditions have been met:
1.The Licensed Health Care Practitioner certifies that the insured is Chronically Ill and not expected to recover from the Chronic Illness during his/her lifetime; and
2.All conditions of eligibility have been met and we approve the claim.
We have the right to complete, at our discretion and expense, a personal interview with and an assessment of the insured(s), and/or to have the insured(s) examined by a Licensed Health Care Practitioner(s) of our choice, while a claim is pending or during a Benefit Period, to confirm due proof of Chronic Illness. We may also contact the insured's Licensed Health Care Practitioner for confirmation of continued Chronic Illness. If there is a difference in opinion between the insured’s Licensed Health Care Practitioner and ours, eligibility will be determined by a third medical opinion provided by a Licensed Health Care Practitioner who is mutually agreed upon by the insured and us.
Recertification and due written proof that the insured is Chronically Ill is required every year for Benefit Payments to continue. Approximately 90 days prior to the end of each Benefit Year, we will send you a request for written Recertification and proof of the insured's Chronic Illness. For continuous monthly Benefit Payments, you must send us the information we ask for prior to the start of the next Benefit Year to satisfy us that the conditions for eligibility continue to be met.
If we receive Recertification within 90 days after the end of a preceding Benefit Year, the new Benefit Year will begin on the Monthly Date on or following the date on which we receive the Recertification. If we do not receive Recertification within 90 days after the end of a Benefit Year, any request for benefits will be treated as a new claim, and the new Benefit Year will begin on the Monthly Date on or following the date on which all conditions of eligibility are met, including satisfaction of the Eligibility Period unless waived, and we approve the claim.
Your ability to receive an accelerated benefit under the Chronic Illness Option continues if you surrender your Contract for a fixed reduced paid-up contract. Benefit Payments will be determined based on the reduced paid-up contract's death benefit. See Surrender Of a Contract.
Benefit Payments:
Terminal Illness Option
You have the option to accelerate all or a partial amount of the Death Benefit. If you accelerate a partial amount, the remaining Death Benefit must be no less than $25,000, and we reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option. Also, if you accelerate a partial amount you may only make one additional acceleration, which must be for the full remaining Death Benefit. Accelerated Death Benefit payments under the Terminal Illness Option are made as a single lump sum Benefit Payment only.
If you choose to accelerate all or part of the Death Benefit, we will make a Benefit Payment of the present value of the amount of the Death Benefit accelerated based on the following factors: (1) the amount of the Death Benefit; (2) the insured’s life expectancy of six months; and (3) a discount factor no greater than the greater of (a) the yield on 90-day federal treasury bills as of the date of payment, and (b) the maximum statutory adjustable contract loan interest rate as of the date of payment. We will make this determination based on information current as of the time we approve your request for accelerated payments. Payment will be made subject to the conditions of eligibility described above and after we have approved the claim.
If you accelerate all or a portion of the Death Benefit under this option, you will no longer be eligible for the Chronic Illness Option and any Benefit Payments you may be receiving under that option will end. If you have been receiving Benefit Payments under the Chronic Illness Option, the Death Benefit amount that we use to determine your payment under this option will be the reduced (current) amount.
If there is an outstanding loan on the Contract at the time the Benefit Payment is made, a portion of each Benefit Payment will be used to reduce the loan in the same proportion as the
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reduction in the Death Benefit. If the Contract is in default but not past the grace period at the time of claim, the Benefit Payment will be reduced by the amount needed to bring the Contract out of default.
See below for an example of an accelerated Benefit Payment under the Terminal Illness Option.
Chronic Illness Option
The maximum amount of your life insurance that can be accelerated is the Lifetime Benefit Amount, which is equal to the Contract’s Death Benefit at the time you make the initial claim. Any transactions you make that decrease the Death Benefit of the Contract prior to your initial claim will similarly affect the Lifetime Benefit Amount.
You have the option to receive your Benefit Payments monthly or annually and payments will begin no later than the Monthly Date on or following the date the claim is approved. If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan in the same proportion as the reduction in the Death Benefit.
If you choose to receive monthly Benefit Payments, the Maximum Monthly Benefit Payment for that year will be calculated at the beginning of each Benefit Year and recalculated at the beginning of each subsequent Benefit Year. Subject to a minimum payment of $500, you have the option to receive less than the Maximum Monthly Benefit Payment amount, but the amount may not be changed during the Benefit Year. An amount that is less than the maximum may extend your payment period.
When we determine the Maximum Monthly Benefit Payment amount each Benefit Year, we use the per diem limitation (maximum daily amount allowed) declared by the Internal Revenue Service ("IRS") and the Lifetime Benefit Amount. The Maximum Monthly Benefit Payment is equal to the lowest of:
(a)The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent;
(b)The per diem limitation in effect at the start date of the current Benefit Year times 30; and
(c)The Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30.
Generally, the Monthly Benefit Percent used to determine the Maximum Monthly Benefit Payment is 2%. At the time of application, you may be able to choose a Monthly Benefit Percent of 4% for the calculation of the Benefit Payment. The availability of the optional 4% Monthly Benefit Percent is limited to Contracts with Basic Insurance Amounts of $500,000 or less.
If you choose to receive your Benefit Payments on an annual basis, the annual Benefit Payment will equal the sum of the present value of each Maximum Monthly Benefit Payment for the Benefit Year. The annual Benefit Payment will therefore be less than the amount of the Maximum Monthly Benefit Payment times 12. The discount factor used to determine the present value will be the one in effect on the Benefit Year start date and will not exceed the greater of (1) the yield on 90-day federal treasury bills as of the date of payment, and (2) the maximum statutory adjustable contract loan interest rate as of the date of payment.
When you receive monthly Benefit Payments the remaining amount that can be accelerated will be reduced each month by the amount of the monthly Benefit Payment chosen. An annual Benefit Payment will reduce the remaining amount by twelve times the Maximum Monthly Benefit Payment amount for that Benefit Year.
If the Contract is in default but not past the grace period at the time of claim, the first Benefit Payment will be reduced by the amount needed to bring the Contract out of default. If the amount needed to bring the Contract out of default is more than the amount of the first Benefit Payment net of the amount allocated to reduce any Contract loan, the first Benefit Payment will be increased to an amount (up to the Maximum Monthly Benefit Payment amount) that will be applied to the amount needed to bring the Contract out of default. If the increased Benefit Payment is insufficient to bring the Contract out of default, you will need to pay the remaining amount due within the grace period to prevent the Contract from lapsing. See LAPSE AND REINSTATEMENT.
If at any time while Benefit Payments are being paid the Contract Debt exceeds the cash value of the Contract, the amount of the excess will be deducted from the net Benefit Payments. If no Benefit Payment is payable during that month, or the excess Contract Debt exceeds the Benefit Payment, the Contract will be in default and a loan repayment will be required by you to keep the Contract in force.
See below for an example of accelerated Benefit Payments under the Chronic Illness Option.
When Benefit Payments End:
Chronic Illness Option (only)
Benefit Payments will continue to be made until the earliest of the following:
(1)The date we receive written notification that you wish to discontinue Benefit Payments;
(2)The end of the Benefit Year after the eligibility requirements are no longer met;
(3)The end of the Benefit Year unless Recertification is received for the following year;
(4)The date the Lifetime Benefit Amount is exhausted;
(5)The date a claim is approved under the Terminal Illness Option; and
(6)Any of the events under Rider Or Benefits Termination occur.
If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements.
Impact Of Rider Benefits On Contract And Riders:
Accelerating the Death Benefit will impact the benefits, values, and charges under the Contract and rider as shown below.
Terminal Illness Option
A one-time acceleration of a partial amount of the Death Benefit results in the following:
(1)A proportionate reduction in the Basic Insurance Amount, Contract Fund, surrender charge, No-Lapse Contract Fund, and Contract Debt.
(2)Premiums and charges to keep the Contract in force will be recalculated based on the reduced Death Benefit amount. If you have an outstanding Contract loan, interest will continue to accrue.
(3)Riders to the Contract will stay in effect.
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(4)The monthly charge for this rider will be permanently waived.
Acceleration of the full Death Benefit results in the ending of the Contract and all benefits and riders under the Contract based on the life of the insured will end. If the Contract includes the Rider for Level Term Insurance Benefit on Dependent Children (Children Level Term Rider), it will become paid-up.

Example:
Shown below is a hypothetical example of how an accelerated benefit under the Terminal Illness Option will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: Male, 45 Contract Date: 12/05/2023 Basic Insurance Amount: $200,000	Underwriting classification: preferred best Claim date: 12/05/2033 Death Benefit Option: Type A (fixed)
In this hypothetical example assume (1) a Death Benefit of $200,000, (2) an insured with an assumed life expectancy of six months, and (3) a discount factor at an annual rate of 8%.
The present value of the of the accelerated Death Benefit payable is calculated as DB / (1+R)[t] where:
DB = Death Benefit
R = the annual rate
t = amount of time (in years; t always equals 1/2 in this application)
Contract Debt and the $150 transaction fee are then subtracted from this result.
Example results (rounded to the nearest dollar):
100% acceleration: $200,000/1.03923 = $192,450 (less $1,040 and $150) = $191,260
50% acceleration: $100,000/1.03923 = $96,225 (less $520 and $150) = $95,555

	Contract values as of 12/05/2033 (before acceleration of Death Benefit):	Contract values as of 12/05/2033 (after acceleration of Death Benefit):
		100% of Death Benefit	50% of Death Benefit
Benefit Payment payable:	- - -	$191,260	$95,555
Basic Insurance Amount:	$200,000	$0	$100,000
Contract Debt:	$1,040	$0	$520
Death Benefit:	$198,960	$0	$99,480
Contract Fund:	$12,200	$0	$6,100
Surrender Charge:	$860	$0	$430
Cash value:	$11,340	$0	$5,670
Cash Surrender Value:	$10,300	$0	$5,150
Annual premium:	$1,588	$0	$857
Chronic Illness Option
Each Benefit Payment made results in the following (while there is a Death Benefit remaining):
(1)The Contract will remain in force in accordance with Contract terms.
(2)Riders to the Contract will stay in effect.
(3)As reflected in the reduction factor formula below, the Basic Insurance Amount, Death Benefit, Contract Fund, No-Lapse Contract Fund, surrender charge, and any outstanding Contract Debt will be reduced in the same proportion as the Death Benefit is reduced by each Benefit Payment.
(4)The monthly charge for this rider will be permanently waived following approval of the initial claim.
(5)While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund and No-Lapse
Contract Fund will be waived. Monthly charges will be waived until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates. Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect, even if subsequent Benefit Payments are no longer made.
(6)If you have an outstanding Contract loan, interest will continue to accrue.
(7)While you are receiving Benefit Payments, you may not take a withdrawal or decrease the Contract’s Basic Insurance Amount.
(8)You may make premium payments while you are receiving Benefit Payments.

Reduction factor = 1 - (A / B)
Where:    A = is the gross Chronic Illness Option Benefit Payment, and
    B = is the Death Benefit immediately prior to the Benefit Payment.

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Example:
Shown below is a hypothetical example of an accelerated benefit under the Chronic Illness Option and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: Male, 45 Contract Date: 12/01/2023 Basic Insurance Amount: $500,000	Underwriting classification: preferred best Claim date: 12/15/2034 Death Benefit Option: Type A (fixed)
 Lifetime Benefit Amount is equal to the Death Benefit at the time of initial claim = $500,000.
Maximum Monthly Benefit Payment, calculated at the beginning of each Benefit Year using the IRS per diem limitation and your Lifetime Benefit Amount, is equal to the lowest of:
(a) The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent (2% in this example): $500,000 x 0.02 = $10,000;
(b) Per diem limitation in effect at the start date of the current Benefit Year ($420 for 2023, increasing to $522.22 by 2034 assuming a 2% annual inflation rate) times 30: $522.22 x 30 = $15,666.60); and
(c) Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30. This limit on the Contract Date was $420, increased annually on each succeeding Contract Anniversary by the Daily Benefit Limit Compound Rate, resulting in a current daily benefit limit in Contract Year 12 of $646.57: $646.57 x 30 = $19,397.10.
The Monthly Benefit Percent, Initial Daily Benefit Limit, and the Daily Benefit Limit Compound Rate that apply to your Contract can be found in the Contract's data pages.
The reduction factor equals 1 minus the quotient of the gross Chronic Illness Benefit Payment divided by the Death Benefit prior to payment: 1 - (10,000/500,000) = 1 - 0.0200 = 0.9800
The Chronic Illness Benefit payable is equal to the Maximum Monthly Benefit Payment minus the loan reduction amount. ($10,000 - $20.80 = $9,979.20)

	Contract values as of 10/05/2029 (before acceleration of Death Benefit):	Contract values as of 10/05/2029 (after acceleration of Death Benefit):
Benefit Payment payable:	- - -	$9,979.20
Basic Insurance Amount:	$500,000	$490,000 (500,000 x 0.9800)
Contract Debt:	$1,040	$1,019.20 (1,040 x 0.9800)
Death Benefit:	$498,960	$488,980.80
Contract Fund:	$20,000	$19,600 (20,000 x 0.9800)
Surrender charge:	$3,350	$3,283.00 (3,350 x 0.9800)
Cash value:	$16,650	$16,317
Cash Surrender Value:	$15,610	$15,298
Annual premium:	$3,816	$3,734
If the Contract to which the rider is attached has a Type A (fixed) Death Benefit, when this option is exercised, the Basic Insurance Amount will be changed to equal the Type A Death Benefit (if not already so). If the Contract to which this rider is attached has a Type B (variable) Death Benefit, when this option is exercised, the Death Benefit will be changed to a Type A Death Benefit and the Basic Insurance Amount will be changed to equal the Type A Death Benefit. Once you have exercised the Chronic Illness Option, the Contract’s Death Benefit type must remain Type A.
When you submit a claim under the Chronic Illness Option, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. You will not receive Benefit Payments if you do not transfer all Contract value from the Variable Investment Options to the Fixed Rate Option and all Contract value must remain in the Fixed Rate Option while receiving Benefit Payments. Additional premium payments or loan repayments must also be allocated to the Fixed Rate Option while your claim is reviewed and while you are receiving Benefit Payments. Fund transfers, dollar cost averaging, and automatic rebalancing will not be allowed.
Any decrease to the Contract's Basic Insurance Amount occurring after Benefit Payments have been made will reduce the Lifetime Benefit Amount and the remaining benefits available.
After an acceleration of the Lifetime Benefit Amount, any Rider for Level Term Insurance Benefit on Dependent Children (Children Level Term Rider) will become paid up and all benefits and other riders under the Contract based on the life of the insured will end.
Rider Or Benefits Termination:
This rider terminates on the date of the earliest to occur:
(1)you request in writing that we remove it;
(2)full acceleration of the Death Benefit is made due to Terminal Illness;
(3)the death of the insured;
(4)the Contract is in default and the grace period ends (Contract lapsed); and
(5)the Contract ends as described in Canceling the Contract or Surrender Of a Contract, or for any other reason.
When this rider is terminated, if Benefit Payments are discontinued, or the claim is not approved, your Contract may still be in force. The Death Benefit and Contract Fund values will have been reduced as a result of any Benefit Payments made prior to the date we stop payments or this rider terminates, and Contract value will remain in the Fixed Rate
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Option. You may transfer funds from the Fixed Rate Option to your choice of Variable Investment Options. Your first transfer from the Fixed Rate Option will not be subject to the Fixed Rate Option restrictions described in the section titled Transfers And Restrictions On Transfers. You may also allocate new premium payments and loan repayments to the Variable Investment Options of your choice. You must notify us if you wish to resume allocations to the Variable Investment Options or change your premium allocation.
Further, if you request that we remove this rider, choose to discontinue Benefit Payments, or if the insured no longer has a Chronic Illness or fails to recertify before you have received 25 monthly Benefit Payments or the annual equivalent, deductions and monthly charges from the Contract Fund and No-Lapse Contract Fund will resume and you may need to make additional payments into the Contract to protect it from lapse.

(4)The following terms under the GLOSSARY: Definitions Of Special Terms Used In This Prospectus section are hereby replaced.
Benefit Year – Under the Chronic Illness Option of the BenefitAccess Rider, a period of twelve months that begins on the Monthly Date on or following the date all conditions for eligibility have been satisfied. Subsequent Benefit Years will begin no earlier than the end of the current Benefit Year.
Chronically Ill – An insured has been certified by a Licensed Health Care Practitioner as:
1.being unable to perform (without Substantial Assistance from another individual) at least two Activities of Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity;
2.having a level of disability similar to the level of disability described above in 1 (as determined by prescribed regulations); or
3.requiring Substantial Supervision for protection from threats to health and safety due to a Severe Cognitive Impairment.
Licensed Health Care Practitioner – A physician (as defined in section 1861(r)(1) of the Social Security Act), or any registered nurse, licensed social worker, or other individual whom the United States Secretary of the Treasury may prescribe by regulation. The Licensed Health Care Practitioner must be acting within the scope of his/her license when providing a certification that the insured is Chronically Ill. May not be the insured, the Contract Owner, or a close or extended family or step family member of the insured or Contract Owner.
Licensed Physician – A physician (as defined in section 1861(r)(1) of the Social Security Act). The Licensed Physician must be acting within the scope of his/her license when providing a certification that the insured is Terminally Ill. May not be the insured, the Contract Owner, or a close or extended family or step family member of the insured or Contract Owner.
Lifetime Benefit Amount – The maximum amount that can be accelerated during the lifetime of the insured under the Chronic Illness Option of the BenefitAccess Rider. It is fixed at time of initial claim (prior to the first Chronic Illness Benefit Payment).
Recertification – A signed statement completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Chronically Ill. The Written Certification must include due proof of the insured’s Chronic Illness. Recertification must be received each year in order for you to continue receiving Benefit Payments under the Chronic Illness Option of the BenefitAccess Rider beyond a Benefit Year. The Recertification will be effective as of the start of the new Benefit Year.
Substantial Supervision – Requiring continual supervision by another person that is necessary to protect the Severely Cognitively Impaired individual from threats to health or safety.
Written Certification – For Terminal Illness, a signed statement completed by a Licensed Physician, at your or the insured’s expense, certifying that the insured is Terminally Ill. For Chronic Illness, Written Certification means a signed statement completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Chronically Ill. The Written Certification must also include due proof of the insured’s Terminal Illness or Chronic Illness. Certification for each Chronic Illness claim will be effective as of the first day of the Benefit Year.

(5)The following term is hereby added to the GLOSSARY: Definitions Of Special Terms Used In This Prospectus section.
Eligibility Period – A period of 90 consecutive days after which we will make Benefit Payments if all other conditions for eligibility are met and we have approved the claim. The Eligibility Period begins when we receive Written Certification that the insured is Chronically Ill. The Eligibility Period does not apply to Terminal Illness claims.

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